                      BANE OF AMERICA SECURITIES [LOGO][TM]

                  ---------------------------------------------

      The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus)
and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

MBS NEW ISSUE TERM SHEET

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-7, GROUP T2

$420,452,000(APPROXIMATE) CLASSES T2-A-1, T2-A-2, T2-A-3, T2-A-4, T2-A-5,
T2-A-6, T2-A-7, T2-A-8, T2-M-1, T2-M-2, T2-M-3, T2-M-4, T2-M-5, T2-M-6, T2-M-7
AND T2-M-8 (OFFERED CERTIFICATES)

BANC OF AMERICA FUNDING CORPORATION
DEPOSITOR

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR

WELLS FARGO BANK, N.A.
MASTER SERVICER AND SECURITIES ADMINISTRATOR

U.S. BANK NATIONAL ASSOCIATION
TRUSTEE AND CUSTODIAN

BANK OF AMERICA, NATIONAL ASSOCIATION
WELLS FARGO BANK, N.A.
SUNTRUST MORTGAGE, INC.
SERVICERS

OCTOBER 19, 2006

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO
            BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING
            U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE
            WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE
            UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING
            OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS
            SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES
            FROM AN INDEPENDENT TAX ADVISOR.

            ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW
            THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND
            SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES
            WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS
            COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL
            SYSTEM.

BANC OF AMERICA SECURITIES LLC                                                 2

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

      o     BAFC 2006-7 REPLINES                                PG. 4

      o     ASSUMPTIONS RELATING TO DECREMENT TABLES            PG. 6

      o     DECREMENT TABLES                                    PG. 7

      o     AGGREGATE LOSS TABLES                               PG. 24

      o     HISTORICAL VALUES OF ONE-MONTH LIBOR                PG. 25

BANC OF AMERICA SECURITIES LLC                                                 3

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

                                                  BAFC 2006-7 REPLINES (GROUP T2)
------------------------------------------------------------------------------------------------------------------------------------

           Cut-off                                                    Original    Current        Current        Current
           Unpaid                    Original     Cut-off             Interest    Mortgage        Total           Net
          Principal     Original   Amortization  Remaining  Cut-Off     Only      Interest      Servicing       Interest     Prepay
Group      Balance        Term         Term        Term     Loan Age   Period       Rate           Fees           Rate        Term
------------------------------------------------------------------------------------------------------------------------------------

  T2       174,637.78     240          240          238        2         0      6.3750000000   0.2500000000   6.1250000000      0
  T2        92,906.95     240          240          238        2         0      7.3750000000   0.2500000000   7.1250000000     36
  T2        69,475.50     240          240          238        2         0      7.7500000000   0.2500000000   7.5000000000      0
  T2       124,880.93     240          240          238        2         0      7.7500000000   0.2500000000   7.5000000000     36
  T2       543,551.13     360          360          356        4         0      5.8750000000   0.2500000000   5.6250000000      0
  T2       669,051.64     360          360          358        2         0      6.0000000000   0.2500000000   5.7500000000      0
  T2     1,120,935.37     360          360          359        1         0      6.1250000000   0.2500000000   5.8750000000      0
  T2       352,656.90     360          360          358        2         0      6.1250000000   0.2500000000   5.8750000000     36
  T2     1,181,513.38     360          360          359        1         0      6.2500000000   0.2500000000   6.0000000000      0
  T2     2,762,530.49     360          360          358        2         0      6.3750000000   0.2500000000   6.1250000000      0
  T2     5,504,679.38     360          360          358        2         0      6.5000000000   0.2500000000   6.2500000000      0
  T2       335,614.25     360          360          356        4         0      6.5000000000   0.2500000000   6.2500000000     36
  T2     5,378,576.31     360          360          358        2         0      6.6250000000   0.2500000000   6.3750000000      0
  T2       949,049.82     360          360          357        3         0      6.6250000000   0.2500000000   6.3750000000     36
  T2    14,818,574.17     360          360          358        2         0      6.7500000000   0.2500000000   6.5000000000      0
  T2       180,585.70     360          360          358        2         0      6.7500000000   0.2500000000   6.5000000000     12
  T2     1,370,401.45     360          360          358        2         0      6.7500000000   0.2500000000   6.5000000000     36
  T2    21,169,049.17     360          360          358        2         0      6.8750000000   0.2500000000   6.6250000000      0
  T2       247,159.42     360          360          357        3         0      6.8750000000   0.2500000000   6.6250000000     12
  T2     5,954,932.50     360          360          358        2         0      6.8750000000   0.2500000000   6.6250000000     36
  T2    14,323,036.66     360          360          358        2         0      7.0000000000   0.2500000000   6.7500000000      0
  T2       287,875.88     360          360          358        2         0      7.0000000000   0.3750000000   6.6250000000      0
  T2       203,832.78     360          360          358        2         0      7.0000000000   0.2500000000   6.7500000000     12
  T2     2,032,213.98     360          360          358        2         0      7.0000000000   0.2500000000   6.7500000000     36
  T2     9,301,459.59     360          360          358        2         0      7.1250000000   0.2500000000   6.8750000000      0
  T2        59,952.01     360          360          359        1         0      7.1250000000   0.3750000000   6.7500000000      0
  T2       255,910.27     360          360          358        2         0      7.1250000000   0.2500000000   6.8750000000     12
  T2       692,005.71     360          360          358        2         0      7.1250000000   0.2500000000   6.8750000000     36
  T2    12,470,526.39     360          360          357        3         0      7.2500000000   0.2500000000   7.0000000000      0
  T2     2,338,737.54     360          360          358        2         0      7.2500000000   0.2500000000   7.0000000000     36
  T2    11,885,572.06     360          360          357        3         0      7.3750000000   0.2500000000   7.1250000000      0
  T2       239,817.37     360          360          359        1         0      7.3750000000   0.3750000000   7.0000000000      0
  T2        95,889.95     360          360          358        2         0      7.3750000000   0.2500000000   7.1250000000     12
  T2       835,829.47     360          360          358        2         0      7.3750000000   0.2500000000   7.1250000000     36
  T2    16,595,753.46     360          360          357        3         0      7.5000000000   0.2500000000   7.2500000000      0
  T2       137,597.81     360          360          359        1         0      7.5000000000   0.3750000000   7.1250000000      0
  T2       743,230.84     360          360          358        2         0      7.5000000000   0.2500000000   7.2500000000     36
  T2     8,951,332.29     360          360          357        3         0      7.6250000000   0.2500000000   7.3750000000      0
  T2       745,648.08     360          360          358        2         0      7.6250000000   0.2500000000   7.3750000000     36
  T2    12,056,438.27     360          360          357        3         0      7.7500000000   0.2500000000   7.5000000000      0
  T2       113,519.83     360          360          358        2         0      7.7500000000   0.2500000000   7.5000000000     12
  T2       503,278.14     360          360          358        2         0      7.7500000000   0.2500000000   7.5000000000     36
  T2    10,483,906.14     360          360          357        3         0      7.8750000000   0.2500000000   7.6250000000      0
  T2       177,476.91     360          360          358        2         0      7.8750000000   0.2500000000   7.6250000000     12
  T2       194,566.55     360          360          358        2         0      7.8750000000   0.2500000000   7.6250000000     12
  T2     5,561,518.33     360          360          357        3         0      8.0000000000   0.2500000000   7.7500000000      0
  T2     2,751,919.41     360          360          356        4         0      8.1250000000   0.2500000000   7.8750000000      0
  T2     3,375,453.00     360          360          357        3         0      8.2500000000   0.2500000000   8.0000000000      0
  T2     3,934,747.39     360          360          357        3         0      8.3750000000   0.2500000000   8.1250000000      0
  T2     3,508,354.87     360          360          357        3         0      8.5000000000   0.2500000000   8.2500000000      0
  T2       547,903.55     360          360          356        4         0      8.6250000000   0.2500000000   8.3750000000      0
  T2       691,841.83     360          360          357        3         0      8.7500000000   0.2500000000   8.5000000000      0

BANC OF AMERICA SECURITIES LLC                                                 4

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

                                               BAFC 2006-7 REPLINES (GROUP T2 CONT.)
------------------------------------------------------------------------------------------------------------------------------------

           Cut-off                                                    Original    Current        Current        Current
           Unpaid                    Original     Cut-off             Interest    Mortgage        Total           Net
          Principal     Original   Amortization  Remaining  Cut-Off     Only      Interest      Servicing       Interest     Prepay
Group      Balance        Term         Term        Term     Loan Age   Period       Rate           Fees           Rate        Term
------------------------------------------------------------------------------------------------------------------------------------

 T2        432,574.10     360          360          357        3          0     8.8750000000   0.2500000000   8.6250000000      0
 T2        175,549.23     360          360          357        3          0     9.0000000000   0.2500000000   8.7500000000      0
 T2        614,054.71     360          360          357        3          0     9.1250000000   0.2500000000   8.8750000000      0
 T2        295,628.51     360          360          356        4          0     9.2500000000   0.2500000000   9.0000000000      0
 T2        540,000.00     360          240          351        9        120     6.0000000000   0.2500000000   5.7500000000      0
 T2        521,747.96     360          240          357        3        120     6.2500000000   0.2500000000   6.0000000000     36
 T2      1,097,813.97     360          240          355        5        120     6.3750000000   0.2500000000   6.1250000000      0
 T2      4,689,500.00     360          240          355        5        120     6.5000000000   0.2500000000   6.2500000000      0
 T2      1,173,350.00     360          240          358        2        120     6.5000000000   0.2500000000   6.2500000000     36
 T2      2,609,035.90     360          240          357        3        120     6.6250000000   0.2500000000   6.3750000000      0
 T2      1,112,650.00     360          240          358        2        120     6.6250000000   0.2500000000   6.3750000000     36
 T2      8,053,183.54     360          240          357        3        120     6.7500000000   0.2500000000   6.5000000000      0
 T2      3,120,249.99     360          240          358        2        120     6.7500000000   0.2500000000   6.5000000000     36
 T2     14,654,054.02     360          240          357        3        120     6.8750000000   0.2500000000   6.6250000000      0
 T2      1,491,232.83     360          240          358        2        120     6.8750000000   0.2500000000   6.6250000000     36
 T2     16,940,832.89     360          240          357        3        120     7.0000000000   0.2500000000   6.7500000000      0
 T2      1,549,850.00     360          240          358        2        120     7.0000000000   0.2500000000   6.7500000000     36
 T2     12,867,041.84     360          240          357        3        120     7.1250000000   0.2500000000   6.8750000000      0
 T2        929,150.00     360          240          358        2        120     7.1250000000   0.2500000000   6.8750000000     36
 T2     27,117,656.96     360          240          357        3        120     7.2500000000   0.2500000000   7.0000000000      0
 T2      1,203,190.00     360          240          358        2        120     7.2500000000   0.2500000000   7.0000000000     36
 T2     18,657,185.09     360          240          357        3        120     7.3750000000   0.2500000000   7.1250000000      0
 T2        324,050.00     360          240          358        2        120     7.3750000000   0.2500000000   7.1250000000     36
 T2     29,932,979.24     360          240          357        3        120     7.5000000000   0.2500000000   7.2500000000      0
 T2        558,650.00     360          240          356        4        120     7.5000000000   0.2500000000   7.2500000000     36
 T2     19,687,977.47     360          240          357        3        120     7.6250000000   0.2500000000   7.3750000000      0
 T2         94,000.00     360          240          357        3        120     7.6750000000   0.2500000000   7.4250000000      0
 T2     15,507,276.76     360          240          357        3        120     7.7500000000   0.2500000000   7.5000000000      0
 T2        561,842.30     360          240          358        2        120     7.7500000000   0.2500000000   7.5000000000     36
 T2     16,868,565.47     360          240          357        3        120     7.8750000000   0.2500000000   7.6250000000      0
 T2        337,600.00     360          240          358        2        120     7.8750000000   0.2500000000   7.6250000000     12
 T2        600,000.00     360          240          358        2        120     7.8750000000   0.2500000000   7.6250000000     36
 T2      9,506,920.82     360          240          356        4        120     8.0000000000   0.2500000000   7.7500000000      0
 T2      3,027,856.63     360          240          357        3        120     8.1250000000   0.2500000000   7.8750000000      0
 T2         64,000.00     360          240          358        2        120     8.1250000000   0.2500000000   7.8750000000     36
 T2      5,787,370.79     360          240          357        3        120     8.2500000000   0.2500000000   8.0000000000      0
 T2      4,180,650.94     360          240          356        4        120     8.3750000000   0.2500000000   8.1250000000      0
 T2      3,096,090.38     360          240          357        3        120     8.5000000000   0.2500000000   8.2500000000      0
 T2        141,488.96     360          240          359        1        120     8.5000000000   0.2500000000   8.2500000000     36
 T2      1,380,235.01     360          240          355        5        120     8.6250000000   0.2500000000   8.3750000000      0
 T2      1,190,990.91     360          240          354        6        120     8.7500000000   0.2500000000   8.5000000000      0
 T2        323,977.61     360          240          358        2        120     8.8750000000   0.2500000000   8.6250000000      0
 T2        208,000.00     360          240          356        4        120     9.0000000000   0.2500000000   8.7500000000      0
 T2        421,380.00     360          240          357        3        120     9.1250000000   0.2500000000   8.8750000000      0
 T2        119,798.53     180          180          175        5          0     5.8750000000   0.2500000000   5.6250000000     36
 T2        225,260.72     180          180          178        2          0     6.0000000000   0.2500000000   5.7500000000      0
 T2         73,495.21     180          180          178        2          0     6.1250000000   0.2500000000   5.8750000000      0
 T2        297,975.20     180          180          178        2          0     6.2500000000   0.2500000000   6.0000000000      0
 T2        545,656.84     180          180          178        2          0     6.2500000000   0.2500000000   6.0000000000     36
 T2        251,310.55     180          180          178        2          0     6.3750000000   0.2500000000   6.1250000000      0
 T2        712,400.17     180          180          178        2          0     6.5000000000   0.2500000000   6.2500000000     36
 T2        446,065.25     180          180          178        2          0     6.6250000000   0.2500000000   6.3750000000      0
 T2         74,515.03     180          180          178        2          0     6.7500000000   0.2500000000   6.5000000000      0
 T2        509,313.96     180          180          179        1          0     6.8750000000   0.2500000000   6.6250000000      0
 T2         65,808.08     180          180          178        2          0     7.3750000000   0.2500000000   7.1250000000      0
 T2        139,975.97     180          180          178        2          0     7.5000000000   0.2500000000   7.2500000000      0

BANC OF AMERICA SECURITIES LLC                                                 5

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

                    ASSUMPTIONS RELATING TO DECREMENT TABLES

The tables set forth on the following pages have been prepared on the basis of the following assumptions (the "Modeling Assumptions"):

(a) the Overcollateralized Loan Group consists of the hypothetical mortgage loans whose characteristics are presented in the replines on the previous pages;

(b) there are no Net Interest Shortfalls, Relief Act Reductions, delinquencies or Realized Losses with respect to the Mortgage Loans in the Overcollateralized
Loan Group;

(c) scheduled payments of principal and interest with respect to the Mortgage
Loans in the Overcollateralized Loan Group are received on the applicable due date beginning on November 1, 2006;

(d) prepayments are received, together with a 30 days' interest thereon, on the last day of each month beginning in October 2006;

(e) the Mortgage Loans in the Overcollateralized Loan Group prepay at the indicated percentages of PPC;

(f) optional repurchase of all of the Mortgage Loans in the Overcollateralized
Loan Group does not occur;

(g) no Mortgage Loans in the Overcollateralized Loan Group are required to be repurchased from the Issuing Entity and no Mortgage Loans in the
Overcollateralized Loan Group are substituted for the Mortgage Loans in the
Overcollateralized Loan Group included in the Issuing Entity on the Closing
Date;

(h) the Overcollateralized Certificates are issued on the Closing Date;

(i) cash payments on the Overcollateralized Certificates are received on the
25th day of each month beginning in November 2006 in accordance with the priorities and amounts described in the Term Sheet and the related free writing prospectus distributed on October 19, 2006 and October 18, 2006, respectively;

(j) One-Month LIBOR remains constant at 5.32% per annum.

BANC OF AMERICA SECURITIES LLC                                                 6

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                           Class T2-A-1 and T2-A-2
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----    -----        ----        ----      ----
October 31, 2006                100      100         100         100       100
October 25, 2007                 99       74          49          24         0
October 25, 2008                 98       48           4           0         0
October 25, 2009                 97       25           0           0         0
October 25, 2010                 96        8           0           0         0
October 25, 2011                 95        0           0           0         0
October 25, 2012                 93        0           0           0         0
October 25, 2013                 92        0           0           0         0
October 25, 2014                 91        0           0           0         0
October 25, 2015                 91        0           0           0         0
October 25, 2016                 89        0           0           0         0
October 25, 2017                 87        0           0           0         0
October 25, 2018                 84        0           0           0         0
October 25, 2019                 81        0           0           0         0
October 25, 2020                 78        0           0           0         0
October 25, 2021                 74        0           0           0         0
October 25, 2022                 70        0           0           0         0
October 25, 2023                 65        0           0           0         0
October 25, 2024                 60        0           0           0         0
October 25, 2025                 54        0           0           0         0
October 25, 2026                 47        0           0           0         0
October 25, 2027                 39        0           0           0         0
October 25, 2028                 31        0           0           0         0
October 25, 2029                 22        0           0           0         0
October 25, 2030                 13        0           0           0         0
October 25, 2031                  3        0           0           0         0
October 25, 2032                  0        0           0           0         0
October 25, 2033                  0        0           0           0         0
October 25, 2034                  0        0           0           0         0
October 25, 2035                  0        0           0           0         0
October 25, 2036                  0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        18.01     2.05        1.05        0.71      0.54
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                 7

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-A-3
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----    -----        ----        ----      ----
      October 31, 2006          100      100         100         100       100
      October 25, 2007          100      100         100         100        96
      October 25, 2008          100      100         100           0         0
      October 25, 2009          100      100           0           0         0
      October 25, 2010          100      100           0           0         0
      October 25, 2011          100       78           0           0         0
      October 25, 2012          100       42           0           0         0
      October 25, 2013          100       14           0           0         0
      October 25, 2014          100       11           0           0         0
      October 25, 2015          100        *           0           0         0
      October 25, 2016          100        0           0           0         0
      October 25, 2017          100        0           0           0         0
      October 25, 2018          100        0           0           0         0
      October 25, 2019          100        0           0           0         0
      October 25, 2020          100        0           0           0         0
      October 25, 2021          100        0           0           0         0
      October 25, 2022          100        0           0           0         0
      October 25, 2023          100        0           0           0         0
      October 25, 2024          100        0           0           0         0
      October 25, 2025          100        0           0           0         0
      October 25, 2026          100        0           0           0         0
      October 25, 2027          100        0           0           0         0
      October 25, 2028          100        0           0           0         0
      October 25, 2029          100        0           0           0         0
      October 25, 2030          100        0           0           0         0
      October 25, 2031          100        0           0           0         0
      October 25, 2032           69        0           0           0         0
      October 25, 2033           19        0           0           0         0
      October 25, 2034            0        0           0           0         0
      October 25, 2035            0        0           0           0         0
      October 25, 2036            0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        26.40     6.03        2.50        1.61      1.16
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                 8

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-A-4
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----    -----        ----        ----      ----
      October 31, 2006          100      100         100         100       100
      October 25, 2007          100      100         100         100       100
      October 25, 2008          100      100         100          55         0
      October 25, 2009          100      100          80           0         0
      October 25, 2010          100      100          10           0         0
      October 25, 2011          100      100           0           0         0
      October 25, 2012          100      100           0           0         0
      October 25, 2013          100      100           0           0         0
      October 25, 2014          100      100           0           0         0
      October 25, 2015          100      100           0           0         0
      October 25, 2016          100       80           0           0         0
      October 25, 2017          100       58           0           0         0
      October 25, 2018          100       36           0           0         0
      October 25, 2019          100       16           0           0         0
      October 25, 2020          100        0           0           0         0
      October 25, 2021          100        0           0           0         0
      October 25, 2022          100        0           0           0         0
      October 25, 2023          100        0           0           0         0
      October 25, 2024          100        0           0           0         0
      October 25, 2025          100        0           0           0         0
      October 25, 2026          100        0           0           0         0
      October 25, 2027          100        0           0           0         0
      October 25, 2028          100        0           0           0         0
      October 25, 2029          100        0           0           0         0
      October 25, 2030          100        0           0           0         0
      October 25, 2031          100        0           0           0         0
      October 25, 2032          100        0           0           0         0
      October 25, 2033          100        0           0           0         0
      October 25, 2034           52        0           0           0         0
      October 25, 2035            0        0           0           0         0
      October 25, 2036            0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        28.05    11.41        3.50        2.05      1.45
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                 9

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-A-5
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----    -----        ----        ----      ----
      October 31, 2006          100      100         100         100       100
      October 25, 2007          100      100         100         100       100
      October 25, 2008          100      100         100         100         0
      October 25, 2009          100      100         100           0         0
      October 25, 2010          100      100         100           0         0
      October 25, 2011          100      100          38           0         0
      October 25, 2012          100      100           9           0         0
      October 25, 2013          100      100           0           0         0
      October 25, 2014          100      100           0           0         0
      October 25, 2015          100      100           0           0         0
      October 25, 2016          100      100           0           0         0
      October 25, 2017          100      100           0           0         0
      October 25, 2018          100      100           0           0         0
      October 25, 2019          100      100           0           0         0
      October 25, 2020          100       97           0           0         0
      October 25, 2021          100       76           0           0         0
      October 25, 2022          100       58           0           0         0
      October 25, 2023          100       42           0           0         0
      October 25, 2024          100       29           0           0         0
      October 25, 2025          100       18           0           0         0
      October 25, 2026          100        8           0           0         0
      October 25, 2027          100        0           0           0         0
      October 25, 2028          100        0           0           0         0
      October 25, 2029          100        0           0           0         0
      October 25, 2030          100        0           0           0         0
      October 25, 2031          100        0           0           0         0
      October 25, 2032          100        0           0           0         0
      October 25, 2033          100        0           0           0         0
      October 25, 2034          100        0           0           0         0
      October 25, 2035           60        0           0           0         0
      October 25, 2036            0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        29.11    16.80        5.00        2.47      1.73
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                10

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-A-6
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----    -----        ----        ----      ----
      October 31, 2006          100      100         100         100       100
      October 25, 2007          100      100         100         100       100
      October 25, 2008          100      100         100         100         0
      October 25, 2009          100      100         100           0         0
      October 25, 2010          100      100         100           0         0
      October 25, 2011          100      100         100           0         0
      October 25, 2012          100      100         100           0         0
      October 25, 2013          100      100          91           0         0
      October 25, 2014          100      100          91           0         0
      October 25, 2015          100      100          91           0         0
      October 25, 2016          100      100          91           0         0
      October 25, 2017          100      100          83           0         0
      October 25, 2018          100      100          60           0         0
      October 25, 2019          100      100          38           0         0
      October 25, 2020          100      100          20           0         0
      October 25, 2021          100      100           8           0         0
      October 25, 2022          100      100           0           0         0
      October 25, 2023          100      100           0           0         0
      October 25, 2024          100      100           0           0         0
      October 25, 2025          100      100           0           0         0
      October 25, 2026          100      100           0           0         0
      October 25, 2027          100       99           0           0         0
      October 25, 2028          100       74           0           0         0
      October 25, 2029          100       52           0           0         0
      October 25, 2030          100       35           0           0         0
      October 25, 2031          100       20           0           0         0
      October 25, 2032          100        9           0           0         0
      October 25, 2033          100        0           0           0         0
      October 25, 2034          100        0           0           0         0
      October 25, 2035          100        0           0           0         0
      October 25, 2036            0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        29.65    23.40       12.31        2.75      1.91
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                11

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-A-7
                              --------------------------------------------------
Distribution Date              0%       50%         100%        150%      200%
                              -----    -----        ----        ----      ----
      October 31, 2006          100      100         100         100       100
      October 25, 2007          100      100         100         100       100
      October 25, 2008          100      100         100         100        92
      October 25, 2009          100      100         100          84        14
      October 25, 2010          100       92          88          61        14
      October 25, 2011           99       85          75          34         7
      October 25, 2012           99       75          57          19         2
      October 25, 2013           98       63          40          10         0
      October 25, 2014           95       39          25           5         0
      October 25, 2015           93       23          14           2         0
      October 25, 2016           89       14           7           0         0
      October 25, 2017           82        8           2           0         0
      October 25, 2018           75        5           1           0         0
      October 25, 2019           68        3           *           0         0
      October 25, 2020           61        1           *           0         0
      October 25, 2021           55        1           *           0         0
      October 25, 2022           48        *           0           0         0
      October 25, 2023           41        *           0           0         0
      October 25, 2024           35        *           0           0         0
      October 25, 2025           29        *           0           0         0
      October 25, 2026           23        *           0           0         0
      October 25, 2027           18        *           0           0         0
      October 25, 2028           13        *           0           0         0
      October 25, 2029            9        *           0           0         0
      October 25, 2030            6        *           0           0         0
      October 25, 2031            4        *           0           0         0
      October 25, 2032            2        *           0           0         0
      October 25, 2033            1        0           0           0         0
      October 25, 2034            *        0           0           0         0
      October 25, 2035            *        0           0           0         0
      October 25, 2036            0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        15.98     7.60        6.59        4.76      2.81
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                12

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-A-8
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----    -----        ----        ----      ----
      October 31, 2006          100      100         100         100       100
      October 25, 2007          100      100         100         100       100
      October 25, 2008          100      100         100         100        92
      October 25, 2009          100      100         100          84        14
      October 25, 2010          100       92          88          61        14
      October 25, 2011           99       85          75          34         7
      October 25, 2012           99       75          57          19         2
      October 25, 2013           98       63          40          10         0
      October 25, 2014           95       39          25           5         0
      October 25, 2015           93       23          14           2         0
      October 25, 2016           89       14           7           0         0
      October 25, 2017           82        8           2           0         0
      October 25, 2018           75        5           1           0         0
      October 25, 2019           68        3           *           0         0
      October 25, 2020           61        1           *           0         0
      October 25, 2021           55        1           *           0         0
      October 25, 2022           48        *           0           0         0
      October 25, 2023           41        *           0           0         0
      October 25, 2024           35        *           0           0         0
      October 25, 2025           29        *           0           0         0
      October 25, 2026           23        *           0           0         0
      October 25, 2027           18        *           0           0         0
      October 25, 2028           13        *           0           0         0
      October 25, 2029            9        *           0           0         0
      October 25, 2030            6        *           0           0         0
      October 25, 2031            4        *           0           0         0
      October 25, 2032            2        *           0           0         0
      October 25, 2033            1        0           0           0         0
      October 25, 2034            *        0           0           0         0
      October 25, 2035            *        0           0           0         0
      October 25, 2036            0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        15.98     7.60        6.59        4.76      2.81
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                13

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-M-1
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----    -----        ----        ----      ----
October 31, 2006                100      100         100         100       100
October 25, 2007                100      100         100         100       100
October 25, 2008                100      100         100         100       100
October 25, 2009                100      100         100         100       100
October 25, 2010                100      100          53          22        65
October 25, 2011                100       91          37          13         0
October 25, 2012                100       78          26           7         0
October 25, 2013                100       66          19           0         0
October 25, 2014                100       56          13           0         0
October 25, 2015                100       47           9           0         0
October 25, 2016                100       40           5           0         0
October 25, 2017                100       33           0           0         0
October 25, 2018                100       28           0           0         0
October 25, 2019                100       23           0           0         0
October 25, 2020                100       19           0           0         0
October 25, 2021                100       16           0           0         0
October 25, 2022                100       13           0           0         0
October 25, 2023                100       11           0           0         0
October 25, 2024                100        9           0           0         0
October 25, 2025                100        6           0           0         0
October 25, 2026                100        1           0           0         0
October 25, 2027                100        0           0           0         0
October 25, 2028                100        0           0           0         0
October 25, 2029                 95        0           0           0         0
October 25, 2030                 83        0           0           0         0
October 25, 2031                 71        0           0           0         0
October 25, 2032                 58        0           0           0         0
October 25, 2033                 44        0           0           0         0
October 25, 2034                 29        0           0           0         0
October 25, 2035                 13        0           0           0         0
October 25, 2036                  0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        26.47     9.89        5.04        3.86      4.12
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                14

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-M-2
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----    -----        ----        ----      ----
October 31, 2006                100      100         100         100       100
October 25, 2007                100      100         100         100       100
October 25, 2008                100      100         100         100       100
October 25, 2009                100      100         100         100       100
October 25, 2010                100      100          53          22         3
October 25, 2011                100       91          37          13         0
October 25, 2012                100       78          26           0         0
October 25, 2013                100       66          19           0         0
October 25, 2014                100       56          13           0         0
October 25, 2015                100       47           9           0         0
October 25, 2016                100       40           0           0         0
October 25, 2017                100       33           0           0         0
October 25, 2018                100       28           0           0         0
October 25, 2019                100       23           0           0         0
October 25, 2020                100       19           0           0         0
October 25, 2021                100       16           0           0         0
October 25, 2022                100       13           0           0         0
October 25, 2023                100       11           0           0         0
October 25, 2024                100        9           0           0         0
October 25, 2025                100        0           0           0         0
October 25, 2026                100        0           0           0         0
October 25, 2027                100        0           0           0         0
October 25, 2028                100        0           0           0         0
October 25, 2029                 95        0           0           0         0
October 25, 2030                 83        0           0           0         0
October 25, 2031                 71        0           0           0         0
October 25, 2032                 58        0           0           0         0
October 25, 2033                 44        0           0           0         0
October 25, 2034                 29        0           0           0         0
October 25, 2035                 13        0           0           0         0
October 25, 2036                  0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        26.46     9.83        5.00        3.77      3.79
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                15

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-M-3
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----    -----        ----        ----      ----
October 31, 2006                100      100         100         100       100
October 25, 2007                100      100         100         100       100
October 25, 2008                100      100         100         100       100
October 25, 2009                100      100         100         100       100
October 25, 2010                100      100          53          22         0
October 25, 2011                100       91          37          13         0
October 25, 2012                100       78          26           0         0
October 25, 2013                100       66          19           0         0
October 25, 2014                100       56          13           0         0
October 25, 2015                100       47           9           0         0
October 25, 2016                100       40           0           0         0
October 25, 2017                100       33           0           0         0
October 25, 2018                100       28           0           0         0
October 25, 2019                100       23           0           0         0
October 25, 2020                100       19           0           0         0
October 25, 2021                100       16           0           0         0
October 25, 2022                100       13           0           0         0
October 25, 2023                100       11           0           0         0
October 25, 2024                100        5           0           0         0
October 25, 2025                100        0           0           0         0
October 25, 2026                100        0           0           0         0
October 25, 2027                100        0           0           0         0
October 25, 2028                100        0           0           0         0
October 25, 2029                 95        0           0           0         0
October 25, 2030                 83        0           0           0         0
October 25, 2031                 71        0           0           0         0
October 25, 2032                 58        0           0           0         0
October 25, 2033                 44        0           0           0         0
October 25, 2034                 29        0           0           0         0
October 25, 2035                 13        0           0           0         0
October 25, 2036                  0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        26.46     9.78        4.96        3.73      3.66
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                16

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-M-4
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----    -----        ----        ----      ----
October 31, 2006                100      100         100         100       100
October 25, 2007                100      100         100         100       100
October 25, 2008                100      100         100         100       100
October 25, 2009                100      100         100         100       100
October 25, 2010                100      100          53          22         0
October 25, 2011                100       91          37          13         0
October 25, 2012                100       78          26           0         0
October 25, 2013                100       66          19           0         0
October 25, 2014                100       56          13           0         0
October 25, 2015                100       47           1           0         0
October 25, 2016                100       40           0           0         0
October 25, 2017                100       33           0           0         0
October 25, 2018                100       28           0           0         0
October 25, 2019                100       23           0           0         0
October 25, 2020                100       19           0           0         0
October 25, 2021                100       16           0           0         0
October 25, 2022                100       13           0           0         0
October 25, 2023                100       11           0           0         0
October 25, 2024                100        0           0           0         0
October 25, 2025                100        0           0           0         0
October 25, 2026                100        0           0           0         0
October 25, 2027                100        0           0           0         0
October 25, 2028                100        0           0           0         0
October 25, 2029                 95        0           0           0         0
October 25, 2030                 83        0           0           0         0
October 25, 2031                 71        0           0           0         0
October 25, 2032                 58        0           0           0         0
October 25, 2033                 44        0           0           0         0
October 25, 2034                 29        0           0           0         0
October 25, 2035                 13        0           0           0         0
October 25, 2036                  0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        26.45     9.72        4.91        3.68      3.56
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                17

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-M-5
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----     ----        ----        ----      ----
October 31, 2006                100      100         100         100       100
October 25, 2007                100      100         100         100       100
October 25, 2008                100      100         100         100       100
October 25, 2009                100      100         100         100       100
October 25, 2010                100      100          53          22         0
October 25, 2011                100       91          37          13         0
October 25, 2012                100       78          26           0         0
October 25, 2013                100       66          19           0         0
October 25, 2014                100       56          13           0         0
October 25, 2015                100       47           0           0         0
October 25, 2016                100       40           0           0         0
October 25, 2017                100       33           0           0         0
October 25, 2018                100       28           0           0         0
October 25, 2019                100       23           0           0         0
October 25, 2020                100       19           0           0         0
October 25, 2021                100       16           0           0         0
October 25, 2022                100       13           0           0         0
October 25, 2023                100        1           0           0         0
October 25, 2024                100        0           0           0         0
October 25, 2025                100        0           0           0         0
October 25, 2026                100        0           0           0         0
October 25, 2027                100        0           0           0         0
October 25, 2028                100        0           0           0         0
October 25, 2029                 95        0           0           0         0
October 25, 2030                 83        0           0           0         0
October 25, 2031                 71        0           0           0         0
October 25, 2032                 58        0           0           0         0
October 25, 2033                 44        0           0           0         0
October 25, 2034                 29        0           0           0         0
October 25, 2035                 13        0           0           0         0
October 25, 2036                  0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        26.44     9.65        4.87        3.65      3.46
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                18

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-M-6
                              --------------------------------------------------
                                0%       50%        100%        150%      200%
                              -----     ----        ----        ----      ----
October 31, 2006                100      100         100         100       100
October 25, 2007                100      100         100         100       100
October 25, 2008                100      100         100         100       100
October 25, 2009                100      100         100         100       100
October 25, 2010                100      100          53          22         0
October 25, 2011                100       91          37           2         0
October 25, 2012                100       78          26           0         0
October 25, 2013                100       66          19           0         0
October 25, 2014                100       56           5           0         0
October 25, 2015                100       47           0           0         0
October 25, 2016                100       40           0           0         0
October 25, 2017                100       33           0           0         0
October 25, 2018                100       28           0           0         0
October 25, 2019                100       23           0           0         0
October 25, 2020                100       19           0           0         0
October 25, 2021                100       16           0           0         0
October 25, 2022                100        4           0           0         0
October 25, 2023                100        0           0           0         0
October 25, 2024                100        0           0           0         0
October 25, 2025                100        0           0           0         0
October 25, 2026                100        0           0           0         0
October 25, 2027                100        0           0           0         0
October 25, 2028                100        0           0           0         0
October 25, 2029                 95        0           0           0         0
October 25, 2030                 83        0           0           0         0
October 25, 2031                 71        0           0           0         0
October 25, 2032                 58        0           0           0         0
October 25, 2033                 44        0           0           0         0
October 25, 2034                 29        0           0           0         0
October 25, 2035                  5        0           0           0         0
October 25, 2036                  0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        26.42     9.54        4.80        3.56      3.36
________________________

(1) The weighted average life of a class of Certificate is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                19

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-M-7
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----     ----        ----        ----      ----
October 31, 2006                100      100         100         100       100
October 25, 2007                100      100         100         100       100
October 25, 2008                100      100         100         100       100
October 25, 2009                100      100         100         100       100
October 25, 2010                100      100          53          22         0
October 25, 2011                100       91          37           0         0
October 25, 2012                100       78          26           0         0
October 25, 2013                100       66          17           0         0
October 25, 2014                100       56           0           0         0
October 25, 2015                100       47           0           0         0
October 25, 2016                100       40           0           0         0
October 25, 2017                100       33           0           0         0
October 25, 2018                100       28           0           0         0
October 25, 2019                100       23           0           0         0
October 25, 2020                100       19           0           0         0
October 25, 2021                100        4           0           0         0
October 25, 2022                100        0           0           0         0
October 25, 2023                100        0           0           0         0
October 25, 2024                100        0           0           0         0
October 25, 2025                100        0           0           0         0
October 25, 2026                100        0           0           0         0
October 25, 2027                100        0           0           0         0
October 25, 2028                100        0           0           0         0
October 25, 2029                 95        0           0           0         0
October 25, 2030                 83        0           0           0         0
October 25, 2031                 71        0           0           0         0
October 25, 2032                 58        0           0           0         0
October 25, 2033                 44        0           0           0         0
October 25, 2034                 29        0           0           0         0
October 25, 2035                  0        0           0           0         0
October 25, 2036                  0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        26.39     9.37        4.71        3.51      3.28
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                20

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-M-8
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----     ----        ----        ----      ----
October 31, 2006                100      100         100         100       100
October 25, 2007                100      100         100         100       100
October 25, 2008                100      100         100         100       100
October 25, 2009                100      100         100         100       100
October 25, 2010                100      100          53          13         0
October 25, 2011                100       91          37           0         0
October 25, 2012                100       78          26           0         0
October 25, 2013                100       66           0           0         0
October 25, 2014                100       56           0           0         0
October 25, 2015                100       47           0           0         0
October 25, 2016                100       40           0           0         0
October 25, 2017                100       33           0           0         0
October 25, 2018                100       28           0           0         0
October 25, 2019                100       15           0           0         0
October 25, 2020                100        *           0           0         0
October 25, 2021                100        0           0           0         0
October 25, 2022                100        0           0           0         0
October 25, 2023                100        0           0           0         0
October 25, 2024                100        0           0           0         0
October 25, 2025                100        0           0           0         0
October 25, 2026                100        0           0           0         0
October 25, 2027                100        0           0           0         0
October 25, 2028                100        0           0           0         0
October 25, 2029                 95        0           0           0         0
October 25, 2030                 83        0           0           0         0
October 25, 2031                 71        0           0           0         0
October 25, 2032                 58        0           0           0         0
October 25, 2033                 44        0           0           0         0
October 25, 2034                 29        0           0           0         0
October 25, 2035                  0        0           0           0         0
October 25, 2036                  0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        26.33     9.09        4.56        3.40      3.20
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-B-1
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----     ----        ----        ----      ----
October 31, 2006                100      100         100         100       100
October 25, 2007                100      100         100         100       100
October 25, 2008                100      100         100         100       100
October 25, 2009                100      100         100         100       100
October 25, 2010                100      100          53           0         0
October 25, 2011                100       91          31           0         0
October 25, 2012                100       78           1           0         0
October 25, 2013                100       66           0           0         0
October 25, 2014                100       56           0           0         0
October 25, 2015                100       47           0           0         0
October 25, 2016                100       38           0           0         0
October 25, 2017                100       20           0           0         0
October 25, 2018                100        5           0           0         0
October 25, 2019                100        0           0           0         0
October 25, 2020                100        0           0           0         0
October 25, 2021                100        0           0           0         0
October 25, 2022                100        0           0           0         0
October 25, 2023                100        0           0           0         0
October 25, 2024                100        0           0           0         0
October 25, 2025                100        0           0           0         0
October 25, 2026                100        0           0           0         0
October 25, 2027                100        0           0           0         0
October 25, 2028                100        0           0           0         0
October 25, 2029                 95        0           0           0         0
October 25, 2030                 83        0           0           0         0
October 25, 2031                 71        0           0           0         0
October 25, 2032                 58        0           0           0         0
October 25, 2033                 44        0           0           0         0
October 25, 2034                  9        0           0           0         0
October 25, 2035                  0        0           0           0         0
October 25, 2036                  0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        26.15     8.53        4.27        3.18      3.13
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                22

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Percentage of Initial Class Balance Outstanding
                                at the Respective Percentages of PPC Set Forth
                                                    Below:
                                                 Class T2-B-2
                              --------------------------------------------------
                               0%       50%         100%        150%      200%
                              -----     ----        ----        ----      ----
October 31, 2006                100      100         100         100       100
October 25, 2007                100      100         100         100       100
October 25, 2008                100      100         100         100       100
October 25, 2009                100      100         100         100       100
October 25, 2010                100      100          20           0         0
October 25, 2011                100       85           0           0         0
October 25, 2012                100       62           0           0         0
October 25, 2013                100       42           0           0         0
October 25, 2014                100       25           0           0         0
October 25, 2015                100       10           0           0         0
October 25, 2016                100        0           0           0         0
October 25, 2017                100        0           0           0         0
October 25, 2018                100        0           0           0         0
October 25, 2019                100        0           0           0         0
October 25, 2020                100        0           0           0         0
October 25, 2021                100        0           0           0         0
October 25, 2022                100        0           0           0         0
October 25, 2023                100        0           0           0         0
October 25, 2024                100        0           0           0         0
October 25, 2025                100        0           0           0         0
October 25, 2026                100        0           0           0         0
October 25, 2027                100        0           0           0         0
October 25, 2028                100        0           0           0         0
October 25, 2029                 91        0           0           0         0
October 25, 2030                 72        0           0           0         0
October 25, 2031                 51        0           0           0         0
October 25, 2032                 29        0           0           0         0
October 25, 2033                  5        0           0           0         0
October 25, 2034                  0        0           0           0         0
October 25, 2035                  0        0           0           0         0
October 25, 2036                  0        0           0           0         0

Weighted Average Life to
Maturity (in years)(1)        25.02     6.78        3.49        3.07      3.07
________________________

(1) The weighted average life of a class of Certificates is determined by (i)
multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of issuance os such class to the related
Distribution date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*Less than 0.5% but greater than Zero
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                                23

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

             AGGREGATE REALIZED LOSSES FOR THE MORTGAGE LOANS IN THE
                          OVERCOLLATERALIZED LOAN GROUP

The following table sets forth the amount of Realized Losses that would be incurred with respect to the Mortgage Loans in the Overcollateralized Loan Group
in the aggregate, expressed as a percentage of the aggregate outstanding principal balance of the Mortgage Loans in the Overcollateralized Loan Group as
of the Cut-off Date.

--------------------------------------------------------------------------------
                                 AGGREGATE REALIZED LOSSES FOR THE MORTGAGE
                                 LOANS IN THE OVERCOLLATERALIZED LOAN GROUP

                                              PERCENTAGE OF PPC
                             -------------------------------------------------
                  LOSS
PERCENTAGE OF   SEVERITY
     CDR        PERCENTAGE    0%         50%        100%       150%       200%
      1%           15%        2.83%      0.87%      0.45%      0.29%      0.21%
      1%           30%        5.66       1.75       0.90       0.58       0.41
      2%           15%        5.10       1.66       0.88       0.57       0.41
      2%           30%       10.20       3.33       1.76       1.15       0.82
      3%           15%        6.92       2.39       1.29       0.85       0.61
      3%           30%       13.84       4.77       2.59       1.70       1.22
      4%           15%        8.38       3.04       1.69       1.12       0.81
      4%           30%       16.76       6.09       3.37       2.24       1.61
--------------------------------------------------------------------------------

* Run with no lag

BANC OF AMERICA SECURITIES LLC                                                24

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAFC 2006-7   $420,452,000 (approximate) Offered Overcollateralized Certificates

--------------------------------------------------------------------------------

                      HISTORICAL VALUES OF ONE-MONTH LIBOR

Listed below are historical values of One-Month LIBOR available as of the first business day in the month shown below. The values shown are intended only to provide an historical summary of the movements of One-Month LIBOR and may not be indicative of future rates. The source of the values shown below is British
Bankers' Association.

                                                       YEAR
                                 -----------------------------------------------
MONTH                              2006    2005    2004    2003    2002    2001
-----                            -----------------------------------------------
January.......................     4.40%   2.40%   1.12%   1.38%   1.86%   6.55%

February......................     4.57    2.59    1.10    1.34    1.86    5.91

March.........................     4.64    2.72    1.10    1.34    1.87    5.52

April.........................     4.83    2.87    1.09    1.30    1.88    5.06

May...........................     5.05    3.09    1.10    1.31    1.84    4.43

June..........................     5.13    3.14    1.13    1.32    1.84    4.04

July..........................     5.33    3.34    1.36    1.12    1.84    3.86

August........................     5.39    3.53    1.51    1.11    1.81    3.74

September.....................     5.33    3.72    1.67    1.12    1.82    3.58

October.......................     5.32    3.88    1.84    1.12    1.80    2.64

November......................       --    4.09    2.02    1.12    1.69    2.28

December......................       --    4.31    2.31    1.17    1.44    2.11

BANC OF AMERICA SECURITIES LLC                                                25

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
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